      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 29, 2002

                                                  REGISTRATION NUMBER 333-35912
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ------------------------


                        SANDERS MORRIS HARRIS GROUP INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            TEXAS                                            76-0583569
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
 INCORPORATION OF ORGANIZATION                          IDENTIFICATION NUMBER)

                             600 TRAVIS, SUITE 3000
                              HOUSTON, TEXAS 77002
                                 (713) 993-4610


    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                            ------------------------


                              ROBERT E. GARRISON II
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        SANDERS MORRIS HARRIS GROUP INC.
                             600 TRAVIS, SUITE 3000
                              HOUSTON, TEXAS 77002
                                 (713) 993-4610


 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                       OF REGISTRANT'S AGENT FOR SERVICE)

                            ------------------------


                                   COPIES TO:

                                CHRIS A. FERAZZI
                             PORTER & HEDGES, L.L.P.
                            700 LOUISIANA, SUITE 3400
                            HOUSTON, TEXAS 77002-2764
                                 (713) 226-0600

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement became effective.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________


      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________


      If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________


      If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]


                            ------------------------

================================================================================

DEREGISTRATION OF UNSOLD SHARES OF COMMON STOCK

      Pursuant to its Registration Statement on Form S-3 (No. 333-35912), Sanders Morris Harris Group Inc., a Texas corporation (the "Company"), registered 7,125,220 shares of its common stock, par value $.01 per share (the "Common Stock"). As of May 29, 2002, 238,177 shares of Common Stock had been sold pursuant to the Registration Statement.

      The Company hereby deregisters the remaining 6,887,043 shares of Common Stock registered hereby.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post- Effective Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 29, 2002.


                                    SANDERS MORRIS HARRIS GROUP INC.



                                    By:   /s/ ROBERT E. GARRISON II
                                        -----------------------------------
                                         Robert E. Garrison II
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


      Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to this Registration Statement has been signed by the following persons in the indicated capacities on May 29, 2002.

               SIGNATURE                                  TITLE
             --------------                            ------------
        /S/ ROBERT E. GARRISON              Director, President and Chief Executive
---------------------------------------      Officer (Principal Executive Officer)
         Robert E. Garrison II


                   *                           Chairman of the Board and Director
---------------------------------------
         Titus H. Harris, Jr.


            /S/ RICK BERRY                  Chief Financial Officer (Principal Financial
---------------------------------------              and Accounting Officer)
              Rick Berry


                   *                              Director and Vice-Chairman
---------------------------------------
            Don A. Sanders


                   *                                    Director
---------------------------------------
          Donald R. Campbell


                   *                                    Director
---------------------------------------
            Peter W. Badger


                   *                                    Director
---------------------------------------
            Richard C. Webb


                   *                                    Director
---------------------------------------
           W. Blair Waltrip



               SIGNATURE                                  TITLE
              -----------                                --------
                   *                                    Director
---------------------------------------
            John H. Styles


                   *                                    Director
---------------------------------------
             Ben T. Morris


                   *                                    Director
---------------------------------------
            George L. Ball


* By:  /S/ ROBERT E. GARRISON II
---------------------------------------
        Robert E. Garrison II,
          As Attorney-In-Fact
